EXHIBIT 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of IRSA Inversiones y Representaciones S.A. (the “Company”) for the fiscal year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eduardo S. Elsztain, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IRSA Inversiones y Representaciones S.A.

October 21, 2026.	By:	/s/ Eduardo S. Elsztain
Name: Eduardo S. Elsztain
Chief Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.